Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q (the “Report”) of Ultra Clean Holdings, Inc. (the “Company”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

James P. Scholhamer, the Chief Executive Officer and Sheri Savage, the Chief Financial Officer of the Company, each certifies that, to the best of his or her knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2017

/s/ JAMES P. SCHOLHAMER
James P. Scholhamer
Chief Executive Officer

Date: November 8, 2017

/s/ SHERI SAVAGE
Sheri Savage
Chief Financial Officer and Senior Vice President of Finance